Trenwick Group Ltd.
                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation             Case No.           03-12635(MFW)
       ----------------------------                                -------------
                                                Reporting Period:  July 2004
                                                                   -------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------
                                                                                          Document     Explanation
Required Documents                                                          Form No.      Attached       Attached
------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1         Yes
      Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1         Yes
      Copies of bank statements                                                           N/A
      Cash disbursements journals                                           MOR-1         Yes
Statement of Operations                                                     MOR-2         Yes
Balance Sheet                                                               MOR-3         Yes
Status of Postpetition Taxes                                                MOR-4         Yes
      Copies of IRS Form 6123 or payment receipt                                          N/A
      Copies of tax returns filed during reporting period                                 N/A
Summary of Unpaid Postpetition Debts                                        MOR-4         Yes
      Listing of aged accounts payable                                      MOR-4         Yes
Accounts Receivable Reconciliation and Aging                                MOR-5         Yes
Debtor Questionnaire                                                        MOR-5         Yes
------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                        August 20, 2004
------------------------------------------               -----------------------
Signature of Debtor                                      Date


/s/ Alan L. Hunte                                        August 20, 2004
------------------------------------------               -----------------------
Signature of Joint Debtor                                Date


/s/ Alan L. Hunte                                        August 20, 2004
------------------------------------------               -----------------------
Signature of Authorized Individual*                      Date


Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

In re:  Trenwick America Corporation                 Case No.     03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: July 2004

                                                         Bank Accounts
                                       Operating            Payroll              Tax            Other
                                  -------------------------------------------------------------------
     Cash - Beg of Month               632,799.60          35,331.89              NA              --
                                  -------------------------------------------------------------------

          Receipts:
          Cash Sales                           --                 --              --              --
        Accounts Rec.                          --                 --              --              --
       Loans & Advances                        --                 --              --              --
        Sale of Assets                         --                 --              --              --
        Deposit/WT IN                   72,565.36
            Other                          852.16                 --              --              --
Fund Transfer(Vista MM Purch)          500,000.00
     Transfers (Interco)             2,464,694.72         835,984.75              --              --
                                  -------------------------------------------------------------------

        Total Receipts               3,038,112.24         835,984.75              --              --
                                  -------------------------------------------------------------------

        Disbursements:
         Net Payroll                           --        (527,440.16)             --              --
        Payroll Taxes                          --        (308,544.59)             --              --
   Sales, Use, & Other Tax             (85,823.74)                --              --              --
     Inventory Purchases                       --                 --              --              --
    Secured Rental/Leases             (179,723.41)                --              --              --
          Insurance                            --                 --              --              --
        Administrative                (433,938.82)                --              --              --
           Selling                             --                 --              --              --
            Other                              --                 --              --              --
        Transfers (PR)                (835,984.75)                --              --              --
      Professional Fees                (54,482.37)                --              --              --
         Court Costs                           --                 --              --              --
                                  -------------------------------------------------------------------

     Total Disbursements            (1,589,953.09)       (835,984.75)             --              --
                                  -------------------------------------------------------------------

        Net Cash Flow                1,448,159.15                 --              --              --
                                  -------------------------------------------------------------------

      Cash: End of Month             2,080,958.75          35,331.89              --              --
                                  ===================================================================

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Trenwick America Corporation
Bank Reconciliations
Reporting Period:  July 2004

The following bank accounts have been reconciled

 Operating:

  Location:          JPMorganChase, NY
                     ABA No. 021-000-021

 Month End
Book Balance         $ 2,080,958.75

  Payroll:

  Location:          JPMorganChase, NY
                     ABA No. 021-000-021

 Month End
Book Balance         $    35,331.89

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended July 31, 2004

      Wire Date                           Amount                   Vendor Name
---------------------------------   ----------------   -------------------------------------
2004-07-09                                30,000.00    Joseph D. Sargent, Chairman
2004-07-20                               109,546.65    New York Life Benefit Services Co.
2004-07-15                                 2,825.61    Flexible Spending
2004-07-28                                 2,885.61    Flexible Spending
                                    ---------------
Wire transfer total                      145,257.87
                                    ---------------

     Check Number                         Amount                   Vendor Name
---------------------------------   ---------------    -------------------------------------
108726                                     2,809.00    Brunell,Paula
108727                                     2,976.00    Marty Becker
108728                                     1,358.47    Tyler Jr.,Stanlee C.
108729                                        19.77    AT&T
108730                                       826.80    Business Invirons
108731                                       199.50    COGENT COMMUNICATIONS, INC
108732                                       274.52    Ceridian Employer Services
108733                                       900.00    Cogent Communications, Inc.
108734                                    16,948.80    Dr. Ben S. Branch
108735                                   179,723.41    Equity Office Properties, L.L.C.
108736                                    29,069.00    Ernst & Young LLP
108737                                       249.36    Federal Express Corporation
108738                                       150.00    Federal Reserve Bank of Cleveland
108739                                        47.70    Goodway Printing & Graphics
108740                                       320.00    Liz Sue Bagels
108741                                     4,888.40    MBSII.net
108742                                       601.25    Petty Cash/Sam Mills
108743                                     6,534.90    Propark, Inc.
108744                                        24.23    Royal Messenger Service
108745                                        54.80    Skytel
108746                                     2,774.82    Staples Business Advantage
108747                                     5,562.00    Sungard Availability Services Inc.
108748                                    85,823.74    Tax Collector, City of Stamford
108749                                     1,800.00    Trevaskis & Associates Inc.
108750                                       331.65    Twin Data Corporation
108751                                     4,000.00    United States Postal Services
108752                                    54,482.37    Young, Conaway, Stargatt & Taylor, LLP
108753                                         1.16    ADP - Investor Communication Services
108754                                     9,789.18    Actuarial Risk Solutions
108755                                       985.00    Advanced Solutions, Inc.
108756                                       466.46    BMC Solutions, Inc.
108757                                       225.33    Bronx SCU
108758                                       177.66    Ceridian Employer Services
108759                                     3,461.52    Crystal Rock Water Company
108760                                       103.06    Federal Express Corporation
108761                                       943.13    Federal Express Corporation
108762                                     2,761.57    IBM
108763                                       728.00    Joyce Van Lines, Inc.
108764                                     1,895.25    Lexis/Nexis
108765                                       299.25    MCI
108766                                       195.00    Mail Delivery Service of Stamford, LLC
108767                                       350.00    NYS Office of Court Administration
108768                                     1,450.91    Nextel

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

108769                                     1,869.84    Pitney Bowes
108770                                     1,606.00    Robert Half
108771                                     3,622.00    SoftLanding Systems
108772                                        52.05    Staples Business Advantage
108773                                     2,644.52    Temco Service Industries, Inc.
108774                                     1,370.00    University of Phoenix
108775                                         2.50    Yellow Pages Inc
108776                                        55.00    Brandon Epperson
108777                                        31.48    Robert Crowther
108778                                       446.60    Timothy Graham
108779                                       740.45    ADT Security Services, Inc.
108780                                       573.75    AT&T
108781                                    14,911.87    CYPRESS COMMUNICATIONS
108782                                       102.77    Federal Express Corporation
108783                                     3,107.92    Iron Mountain
108784                                        35.66    MCI
108785                                     4,664.00    Resources Connection
108786                                        48.00    Robert Noonan & Associates of New Englan
108787                                     2,385.96    Susan Zicarelli
108788                                     5,052.70    Trevaskis & Associates Inc.
108789                                       326.82    Daniels,Gary
108790                                       227.70    Gale,Matthew B.
108791                                       202.61    Hunte,Alan L.
108792                                       990.58    O'Sullivan,Andrea
108793                                       356.70    Robert Crowther
108794                                       128.32    John Murad
108795                                     3,834.93    ADT Security Services, Inc.
108796                                       711.59    AT&T
108797                                    82,190.65    Anthem BCBSCT
108798                                       880.89    BMW Financial Services
108799                                       948.70    Business Invirons
108800                                     2,505.51    CDW Direct, LLC
108801                                       350.05    Ceridian Employer Services
108802                                     8,420.39    Delta Dental
108803                                       350.18    Federal Express Corporation
108804                                       460.53    Imagistics International Inc.
108805                                     1,221.12    Kelly Services, Inc.
108806                                     4,444.00    MBSII.net
108807                                     1,431.75    MCI
108808                                     1,437.00    Mercy College
108809                                       677.60    Motient
108810                                       897.82    OFFICETEAM
108811                                     3,327.47    Pitney Bowes
108812                                       180.00    Robert Noonan & Associates of New Englan
108813                                       650.43    SBC
108814                                        39.45    Staples Business Advantage
108815                                       220.54    The Basket Case
108816                                    10,500.00    U.S. Trustee Program Payment Center
108817                                    10,686.49    Unum Life Insurance Company of America
108818                                       204.61    Damaris Rosado
                                    ----------------
Checks total                             608,710.47
                                    ----------------

Total July disbursements                 753,968.34
---------------------------------   ----------------

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

    Trenwick America Corporation                    Case No. 03-12635 (MFW)
------------------------------------                         -------------------
                Debtor                     Reporting Period: July 2004
                                                             -------------------

                             Statement of Operations
                               (Income Statement)

------------------------------------------------------------------------------------------------
                                                                MTD                Cumulative
REVENUES                                                     July 2004           Filing to Date
------------------------------------------------------------------------------------------------
Gross Revenues                                             $        169           $     241,482
------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                         --                      --
------------------------------------------------------------------------------------------------
Net Revenue                                                $        169           $     241,482
------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                           --
------------------------------------------------------------------------------------------------
Beginning Inventory                                                  --                      --
------------------------------------------------------------------------------------------------
Add: Purchases                                                       --                      --
------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                    --                      --
------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                 --                      --
------------------------------------------------------------------------------------------------
Less: Ending Inventory                                               --                      --
------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                   --                      --
------------------------------------------------------------------------------------------------
Gross Profit                                                        169                 241,482
------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------
Advertising                                                          --                      --
------------------------------------------------------------------------------------------------
Auto and Truck Expense                                               30                     318
------------------------------------------------------------------------------------------------
Bad Debts                                                            --                      --
------------------------------------------------------------------------------------------------
Contributions                                                        --                  (2,500)
------------------------------------------------------------------------------------------------
Employee Benefits Programs                                        3,277                  38,381
------------------------------------------------------------------------------------------------
Insider compensation*                                            39,268                 771,801
------------------------------------------------------------------------------------------------
Insurance                                                         1,360                  17,469
------------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                       15,514                (835,598)
------------------------------------------------------------------------------------------------
Office Expense                                                    3,133                  45,450
------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                   (3,989)                 34,780
------------------------------------------------------------------------------------------------
Repairs and Maintenance                                              (6)                  2,928
------------------------------------------------------------------------------------------------
Rent and Lease Expense                                           81,580                 620,215
------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                        23,409                 370,143
------------------------------------------------------------------------------------------------
Supplies                                                          7,237                  74,607
------------------------------------------------------------------------------------------------
Taxes-Payroll                                                  (249,705)                 24,515
------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                   316                   2,212
------------------------------------------------------------------------------------------------
Taxes-Other                                                          12                  10,674
------------------------------------------------------------------------------------------------
Travel and Entertainment                                            222                   2,856
------------------------------------------------------------------------------------------------
Utilities                                                           129                   1,822
------------------------------------------------------------------------------------------------
Other (attach schedule)                                         105,461               5,300,692
------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                     27,249               6,480,765
------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                               5,415                 279,362
------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                 (32,495)             (6,518,645)
------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                1,142,546             (48,025,062)
------------------------------------------------------------------------------------------------
Interest Expense                                                     --                      --
------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                      --                      --
------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                 1,110,051             (54,543,707)
------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------------------------
Professional Fees                                                    --                      --
------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                          --                      --
------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                        4,017                  49,342
------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                    --                      --
------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                 623,447               6,445,962
------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                  (619,430)             (6,396,620)
------------------------------------------------------------------------------------------------
Income Taxes                                                    (64,159)               (170,205)
------------------------------------------------------------------------------------------------
Net Profit (Loss)                                          $    554,780           $ (60,770,122)
------------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

    Trenwick America Corporation                    Case No. 03-12635 (MFW)
------------------------------------                         -------------------
               Debtor                      Reporting Period: July 2004
                                                             -------------------

                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------------------
                                                          MTD                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                          July 2004             Filing to Date
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Other Costs
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Other Operational Expenses
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Recruiting & Relocation                                         56                   2,946
-------------------------------------------------------------------------------------------
Legal Fees                                                   2,123                  14,562
-------------------------------------------------------------------------------------------
Audit Fees                                                  99,306                  47,692
-------------------------------------------------------------------------------------------
Accounting & Tax Fees                                           --                  66,654
-------------------------------------------------------------------------------------------
Board Related                                                1,308                   1,308
-------------------------------------------------------------------------------------------
Other Fees                                                      --               5,119,513
-------------------------------------------------------------------------------------------
Data Processing                                              1,755                  40,066
-------------------------------------------------------------------------------------------
Seminars & Continuing Education                                563                   4,499
-------------------------------------------------------------------------------------------
Dues & Subscriptions                                           350                   3,452
-------------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                     $     105,461           $   5,300,692
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                            1,142,546             (48,025,062)
-------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                    $  1,142,546           $ (48,025,062)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Other Reorganization Expenses

-------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                   623,447                6,445,962
-------------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                  $    623,447            $   6,445,962
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

    Trenwick America Corporation                     Case No. 03-12635 (MFW)
------------------------------------                          ------------------
              Debtor                        Reporting Period: July 2004
                                                              ------------------

                                  BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF          BOOK VALUE ON
                         ASSETS                                         CURRENT REPORTING MONTH        PETITION DATE
---------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                               5,574,343                  4,532,566
---------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                          --                         --
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                      51,017,435                 48,745,299
---------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                       --                         --
---------------------------------------------------------------------------------------------------------------------
Inventories                                                                            --                         --
---------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                  212,710                    503,054
---------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                              1,000                     10,000
---------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                            340,703                    327,755
---------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                        $  57,146,191              $  54,118,674
---------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                         --                         --
---------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                --                         --
---------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                       17,641,931                 20,723,654
---------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                          3,485,693                  3,485,693
---------------------------------------------------------------------------------------------------------------------
Vehicles                                                                               --                         --
---------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                 (16,905,712)               (15,433,035)
---------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                  $   4,221,912              $   8,776,312
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                 49,380                    266,900
---------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                189,960,604                249,660,381
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                          $ 190,009,985              $ 249,927,281
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                $ 251,378,087              $ 312,822,267
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH        PETITION DATE
---------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                       --                         --
---------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                    --                         --
---------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                      20,440                         --
---------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                          --                         --
---------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                       --                         --
---------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                              --                         --
---------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                 722,734                         --
---------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                               --                         --
---------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                7,532,376                         --
---------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                              $   8,275,550              $          --
---------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                           --                         --
---------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                          --                         --
---------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                288,386,641                289,648,446
---------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                              $ 288,386,641              $ 289,648,446
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             296,662,191                289,648,446
---------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                         100                        100
---------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                    266,985,085                266,985,085
---------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                              --                         --
---------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                 --                         --
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                             (246,858,372)              (246,858,372)
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                             (60,770,122)                        --
---------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                  (4,640,795)                 3,047,008
---------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                  --                         --
---------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                            $ (45,284,104)             $  23,173,821
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                        $ 251,378,087              $ 312,822,267
=====================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

     Trenwick America Corporation                  Case No. 03-12635 (MFW)
-------------------------------------                       --------------------
                Debtor                    Reporting Period: July 2004
                                                            --------------------

                         BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------------------
                                                   BOOK VALUE AT END OF          BOOK VALUE ON
               ASSETS                             CURRENT REPORTING MONTH        PETITION DATE
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
-----------------------------------------------------------------------------------------------
Accrued Investment Income                                    340,703                   327,755
-----------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                             $     340,703             $     327,755
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                  1,308,827                 1,198,532
-----------------------------------------------------------------------------------------------
Investment in Subsidiaries                               188,648,611               244,859,636
-----------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                     3,715                 3,602,213
-----------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                     $ 189,960,604             $ 249,660,381
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                   BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                      CURRENT REPORTING MONTH        PETITION DATE
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
-----------------------------------------------------------------------------------------------
Accounts Payable                                              64,914                    42,517
-----------------------------------------------------------------------------------------------
Accrued Expenses                                                  --                 1,290,790
-----------------------------------------------------------------------------------------------
Interest Payable                                          12,728,025                12,728,025
-----------------------------------------------------------------------------------------------
Taxes Payable                                              2,602,010                 2,601,759
-----------------------------------------------------------------------------------------------
Due to Affiliates                                         82,787,757                82,787,757
-----------------------------------------------------------------------------------------------
Indebtedness                                             190,203,934               190,197,598
-----------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                   $ 288,386,641             $ 289,648,446
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------
Accrued Expenses                                           2,812,716                        --
-----------------------------------------------------------------------------------------------
Bonuses Payable                                            1,683,362                        --
-----------------------------------------------------------------------------------------------
Taxes Payable                                              2,400,441                        --
-----------------------------------------------------------------------------------------------
Due to Affiliates                                            636,406                        --
-----------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                   $   7,532,376             $          --
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
-----------------------------------------------------------------------------------------------
Equity in Subsidiary                                      (4,640,795)                3,047,008
-----------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                       $  (4,640,795)            $   3,047,008
-----------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

In re Trenwick America Corporation                  Case No. 03-12635 (MFW)
      --------------------------------                       -------------------
               Debtor                      Reporting period: July 2004
                                                             -------------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------------------------------
                                                               Amount
                                               Beginning     Withheld or                                 Check. No    Ending Tax
                                             Tax Liability     Accrued     Amount Paid     Date Paid      or EFT      Liability
================================================================================================================================
Federal
-------------------------------------------------------------------------------------------------------------------------------
Withholding                                          --        167,689        167,689      7/14, 7/29      EFT              --
-------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                        --         45,666         45,666      7/14, 7/29      EFT              --
-------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                        --         45,666         45,666      7/14, 7/29      EFT              --
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                                         --            188            188      7/14, 7/29      EFT              --
-------------------------------------------------------------------------------------------------------------------------------
Income                                               --             --             --                                       --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                               --             --             --                                       --
-------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                --        259,209        259,209                                       --
-------------------------------------------------------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------------------------------------------------------
Withholding                                          --         47,365         47,365      7/14, 7/29      EFT              --
-------------------------------------------------------------------------------------------------------------------------------
Sales                                                --             --             --                                       --
-------------------------------------------------------------------------------------------------------------------------------
Excise                                               --             --             --                                       --
-------------------------------------------------------------------------------------------------------------------------------
Unemployment                                         --          1,970          1,970      7/14, 7/29      EFT              --
-------------------------------------------------------------------------------------------------------------------------------
Real Property                                    43,500          7,250         50,750      7/8             #108748          --
-------------------------------------------------------------------------------------------------------------------------------
Personal Property                                    --             --             --                                       --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                               --             --             --                                       --
-------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                          43,500         56,585        100,085                                       --
-------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                      43,500        315,794        359,294                           --          --
-------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-------------------------------------------------------------------------------------------------------------------------------
Number of Days Past Due
                                               ================================================================================
                                                Current            0-30         31-60        61-90          Over 90      Total
-------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                     --             --             --           --              --          --
-------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                    20,440             --             --           --              --      20,440
-------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                        --                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                     --
-------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                   --
-------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                    --             --         16,994      705,740              --     722,734
-------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                              --             --             --           --              --          --
-------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                      --
-------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                         20,440             --         16,994      705,740              --     743,174
-------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

Listing of aged accounts payable
Trenwick America Corporation
As of July 31, 2004

            Vendor                 Invoice Date           Services          Invoice Number              Amount
            ------                 ------------           --------          --------------              ------

         Ernst & Young               5/17/2004         March expenses        ERN231-02000              23,139.20
         Ernst & Young               5/17/2004         March expenses        ERN578-02000               5,784.80
        Ashby & Geddes               5/17/2004         March expenses        ASH647-02000               6,474.20
        Ashby & Geddes               6/29/2004         April Expenses        ASH472-02000               4,727.50
       Dewey Ballantine              6/11/2004         March expenses        DEW832-02000              83,220.50
       Dewey Ballantine              7/27/2004      April - May Expenses     DEW230-02000             230,284.38
       Dewey Ballantine              7/27/2004      April - May Expenses     DEW437-02000              43,777.95
          Ben Branch                 6/30/2004         March expenses        BEN172-02000               1,729.20
          Ben Branch                 6/30/2004         April Expenses        BEN250-02000               2,508.00
          Ben Branch                 7/6/2004           May Expenses         BEN179-02000               1,795.20
          Ben Branch                 7/6/2004           May Expenses         BEN448-02000                 448.80
Hennigan, Bennett & Dorman, LLP      7/7/2004          March expenses        HEN236-02000             236,068.79
Hennigan, Bennett & Dorman, LLP      7/7/2004          March expenses        HEN534-02000              53,464.90
Young Conaway Stargatt & Taylor      7/7/2004          March expenses        YOU123-02000              12,316.50
                                                                                                   -------------
                                                                              61-90 days              705,739.92
                                                                                                   -------------

        Ashby & Geddes                                  May Expenses         ASH139-02000              13,911.60
        Ashby & Geddes                                  May Expenses         ASH308-02000               3,082.40
                                                                                                   -------------
                                                                              31-60 Days               16,994.00
                                                                                                   -------------

                                                                                                   -------------
                                                                     Total Professional Fees       $  722,733.92
                                                                                                   -------------

                                                                     MOR-4 AGING

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.2

    Trenwick America Corporation                    Case No. 03-12635 (MFW)
------------------------------------                         -------------------
             Debtor                        Reporting Period: July 2004
                                                             -------------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

================================================================================     ===============
Accounts Receivable Reconciliation                                                        Amount
================================================================================     ===============
Total Accounts Receivable at the beginning of the reporting period                       51,794,097
--------------------------------------------------------------------------------     ---------------
+ Amounts billed during the peiod                                                         1,687,998
--------------------------------------------------------------------------------     ---------------
- Amounts collected during the peiod                                                     (2,464,661)
--------------------------------------------------------------------------------     ---------------
Total Accounts Receivable at the end of the reporting period                             51,017,435
--------------------------------------------------------------------------------     ---------------

================================================================================     ===============
Accounts Receivable Aging                                                                 Amount
================================================================================     ===============
0 - 30 days old                                                                           1,687,998
--------------------------------------------------------------------------------     ---------------
31 - 60 days old                                                                                 --
--------------------------------------------------------------------------------     ---------------
61 - 90 days old                                                                                 --
--------------------------------------------------------------------------------     ---------------
91 + days old                                                                            60,982,765
--------------------------------------------------------------------------------     ---------------
Total Accounts Receivable                                                                62,670,764
--------------------------------------------------------------------------------     ---------------
Amount considered uncollectible (Bad Debt)                                              (11,653,329)
--------------------------------------------------------------------------------     ---------------
Accounts Receivable (Net)                                                                51,017,435
--------------------------------------------------------------------------------     ---------------

                              DEBTOR QUESTIONNAIRE

================================================================================     ===============
Must be completed each month                                                           Yes      No
================================================================================     ===============
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                           X
--------------------------------------------------------------------------------     ---------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                X
--------------------------------------------------------------------------------     ---------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                      X
--------------------------------------------------------------------------------     ---------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                               X
--------------------------------------------------------------------------------     ---------------

                                                                      FORM MOR-5
                                                                          (9/99)